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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in Registration Statement No. 333-46421 of Il Fornaio (America) Corporation on Form S-8 of our report dated March 8, 2000, appearing in this Annual Report on Form 10-K of Il Fornaio (America) Corporation for the year ended December 26, 1999.



/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
San Francisco, CA
March 21, 2000